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                                                                   EXHIBIT 10.32

                                        |-------------- |----------------------|
                                        | APPROVED BY:  |                      |
                                        |-------------- |----------------------|
                                        |        DATE:  |                      |
                                        |-------------- |----------------------|
                                        | AGENT NUMBER: |                      |
                                        |-------------- |----------------------|


LECSTAR TELECOM, INC.
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Authorized Enhanced Solution Agent Agreement


         THIS AUTHORIZED ENHANCED SOLUTION AGENT AGREEMENT (hereinafter "Agreement") is made and entered as of the latest date written below, between LecStar Telecom, Inc., a Georgia Corporation ("LecStar") and Inter-Tel Technologies ("Agent").

         IN CONSIDERATION of the mutual promises and covenants herein contained, LecStar and Agent (collectively, "the Parties") agree as follows:

1. APPOINTMENT AND DEFINITIONS.

         A. LecStar hereby appoints Agent, and Agent hereby accepts the appointment on a non-exclusive basis, to serve as an independent representative of LecStar for the promotion and sale to potential customers in the territory (the "Territory") described in Exhibit A - AGENT TERRITORY, of the LecStar products and services (the "Services") described in Exhibit B - LECSTAR PRODUCTS AND SERVICES. Agents shall be assigned sales support, including LecStar sales person(s) and sales engineer(s) to assist the Agent with Customer interfacing, proposal development, pricing requests, sales order processing, and other support as needed.

         B. For purposes of this Agreement, the following terms shall have the meanings set forth herein. Unless otherwise expressly defined, other terms used in this Agreement shall be accorded their common meanings.

            1. Customers. A "Customer" is a Prospect (as defined below) that has entered into a mutual written Service Agreement (as defined below) with LecStar for the provision of Services (as defined below).

            2. Prospects. A "Prospect" is a party that has been identified by Agent as a potential Customer based on their current and potential telecommunications service requirements, and that is introduced to LecStar through the efforts of the Agent.

            3. Services. The "Services" are telecommunications services provided by LecStar for use by the Customer pursuant to a Service Agreement.

            4. Service Agreement. A "Service Agreement" is the service order form issued by LecStar and signed by LecStar and the Customer, together with applicable terms and conditions and any addenda or other attachments thereto.

2. TERMS AND TERMINATION.

         A. This Agreement shall be effective as of the date last written below and shall continue for twelve (12) months unless sooner terminated as provided below. Upon completion of the initial twelve (12) month term, this Agreement shall be automatically renewed for successive one (1) year periods.

         B. Either Party may terminate this Agreement without cause at any time upon thirty (30) days written notice. If LecStar terminates this Agreement without cause, Agent's right to receive commissions will continue for all Service Agreements executed prior to the date of such termination for the term of those Service Agreements.


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         C. LecStar may suspend this Agreement if Agent is in material breach of any of the covenants set forth herein and upon written notice to Agent. In case of such suspension, Agent shall have a reasonable period of time, not to exceed thirty (30) days, in which to cure its breach. All commission accruals and payments will cease immediately (upon receipt of notice of suspension by Agent) until the breach is corrected. Upon correction of the breach to the satisfaction of LecStar, this Agreement and all commission accruals and payments will be resumed (without credit for accruals occurring during the period of suspension). If a breach is not cured within such thirty (30) day period, LecStar shall have the sole option of either terminating the Agreement, or providing an additional period of time for Agent to cure its breach.

         D. This Agreement and commission accruals hereunder shall immediately terminate in the event of any of the following:

            1. a significant change in the nature, control, or ownership of Agents business, whether voluntary or by operation of law without the prior written approval of LecStar;

            2. insolvency of Agent, the filing by or against Agent for relief under the U.S. Bankruptcy Code, or the execution by Agent of any assignment for the benefit of its creditors:

            3. any transfer or assignment of this Agreement by Agent without prior written consent of LecStar:

            4. any statute or regulation, or any proposed or threatened action by state or federal regulatory authorities which would render this Agreement or any of the obligations of either party hereunder illegal, or otherwise would materially and negatively affect the business interests of LecStar as it applies to this Agreement; or,

            5. the expiration of any cure period as described in section 2.C above, if the breach giving rise to suspension has not been cured, and LecStar has not agreed to an extension of the cure period; or

            6. Agent acts illegally or in a manner that reflects negatively on LecStar or its business interests.

         E. Upon termination of this Agreement for any reason, Agent shall immediately cease all work hereunder, and, except as otherwise specifically set forth herein, all of Agent's rights to earn commissions under this Agreement shall also cease. Upon termination the Agent shall promptly:

            1. discontinue the use, if any, of all Trademarks (as described herein);

            2. remove all LecStar-related signs, brochures or other marketing materials in offices and facilities used by Agent; and

            3. return to LecStar, (a) all property, equipment or materials provided to Agent by LecStar, (b) all lists and other writings containing information relating to existing Customers, or Prospects, (c) all other confidential or proprietary information of LecStar, and (d) all copies of the foregoing.


3.       AGENT RESPONSIBILITIES.

         A. Agent agrees to promote LecStar and the Services to Prospects, and to exert its reasonable best efforts in so doing.

         B. Agent activities will include: identifying Prospects; informing each Prospect of the benefits and advantages of becoming a Customer; introducing LecStar sales and engineering staff to Prospects as required; and obtaining commitments and orders to procure LecStar Services as detailed in EXHIBIT C - AGENT PROCEDURES.

         C. Agent shall obtain the proper signature of the Customer on the Service Agreement, or other document as may be provided by LecStar. LecStar reserves the right, at any time, to cancel or reject any Service Agreement or order for Services for any reason, in its sole discretion, and without liability to Agent.

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         D. Agent shall have full and sole responsibility for the acts and omissions of its employees, agents, representatives and subcontractors, and for all matters relating to their conditions of employment or retention, and will indemnify and hold LecStar harmless from and against any claims or allegations arising from such acts, omissions or matters. The foregoing includes, without limitation:

            1. any act or omission contrary to applicable law, rule or regulation, or violation of the rights of any third parties;

            2. responsibility for compensation, including (without limitation) all payroll matters, withholdings, taxation and tax status;

            3. workplace matters including (without limitation) discrimination in employment and harassment; and,

            4. job-related injury or illness including (without limitation) all worker's compensation insurance and claims handling matters.

         E. Agent shall, at all times, act in a professional, courteous and businesslike manner, and shall exert its best efforts to create and maintain goodwill for LecStar and the Services. Furthermore, Agent expressly agrees that it shall, both during and after the term of this Agreement, refrain from engaging in any conduct that is or may be disparaging towards LecStar or the Services, and that any act or omission by Agent that is or may be disparaging shall entitle LecStar to injunctive relief from a court of competent jurisdiction, in addition to, and not in any way limiting, any other rights it may have against Agent at law or in equity.

         F. Agent shall have full and sole responsibility for its own expenses and those of its employees, agents, representatives and subcontractors, including without limitation, all travel and related costs.

         G. Agent shall, at all times, maintain a level of expertise in matters relating to LecStar, the Services, and current telecommunications practices in accordance with the qualifications set forth in Exhibit D - AGENT QUALIFICATION CRITERIA. This shall include, without limitation, attending training sessions, seminars and/or other reasonable and customary means of maintaining such expertise.


4.       COMPENSATION AND ELIGIBILITY.

         A. LecStar shall compensate Agent on a monthly commission basis (according to the schedule(s) set forth in Exhibit E - AGENT COMPENSATION for each Service Agreement that it actively and materially contributes to the execution of, in accordance with the terms and conditions hereof. Agent's eligibility for commissions shall be determined by LecStar and all determinations shall be final. All disputes regarding commissions shall be presented by Agent to LecStar, and shall be handled by amicable, good-faith negotiations.

         B. LecStar shall mail commission payments approximately fifteen (15) days from the end of the month in which such commissions accrued. All payments will be made in U.S. dollars.

         C. LecStar shall provide monthly statements to the Agent describing commission payments.

         D. Payments shall be made only with respect to Service Agreements with Customers sold by Agent for as long as that Service Agreement remains valid, and subject to the limitations described herein.

         E. Agent is eligible for commission on renewals of Service Agreements and for additional Services provided pursuant to existing Service Agreements only to the extent that Agent actively and materially contributed to the renewal or addition. Nothing herein shall entitle Agent to commissions on all business between LecStar and any Customer.

         F. Month-to-month services will be commission-eligible for a maximum of twelve (12) months.

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         G. Any accrued monthly commission of less than Fifty Dollars ($50.00)
may be held and either paid in full upon installation of the Services giving rise to such commissions, or accrued until total commissions due are at least $50.00, at LecStar's discretion.

         H. LecStar may at its sole discretion pay Agent commissions on a monthly basis, as a lump sum, or in combination thereof. Order commission rates are as follows:

         I. Commission accruals (and payments) may, at LecStar's discretion, be subject to a reduction, suspension or cancellation if:

            1. the charges for Services provided in the Service Agreement are insufficient to cover payment of full commissions due to discounting (Agent shall be notified of such reduction prior to execution of the applicable Service Agreement);

            2. the Service Agreement is suspended or terminated for any reason;

            3. Services under the Service Agreement and/or the charges therefore are reduced or otherwise negatively affected for any reason; or

            4. payment by the Customer pursuant to the Service Agreement is delinquent or delayed, or becomes the subject of legal proceedings, including without limitation, a collections action, or bankruptcy or insolvency proceedings. Commission accruals shall be restored or resumed in whole or in part, as warranted, upon resolution of the condition giving rise to a reduction or suspension under this Section. In addition, commissions may be reduced, suspended or terminated, as warranted, if Agent, as billing party of record for any account (including its own) or pursuant to any Service Agreement becomes delinquent in, or terminates, the payment of its invoice obligations to LecStar, for any reason.


5.       TRAINING AND LITERATURE.

         LecStar may from time-to-time develop and provide Agent with service, promotional and other training, and all necessary product and technical information for the Services. Upon reasonable request, Agent agrees to attend, assist and cooperate in such training programs.


6.       CONFIDENTIALITY.

         During the period of this Agreement and for at least two (2) years following its termination for any reason Agent will keep in strictest confidence all information identified by LecStar as confidential or proprietary, and all information that, by its nature, is obviously confidential. Such information specifically includes, without limitation, information regarding LecStar's facilities, technical capabilities and operations, business plans and strategies, product marketing, costs, customer relations, training-related literature and materials and all information relating to Customers or Prospects such as (without limitation) customer lists, contact information, proposals, notes, correspondence, technical requirements, and designs. Except as specifically authorized by the parties in advance in writing, Agent will not, at any time, use, publish, communicate, or otherwise disclose to any third party any such information. In all cases, the parties shall treat all confidential information of the other party with at least the same degree of care as it treats its own confidential information, which shall be at least a reasonable degree of care. Agent expressly agrees that monetary damages may not be sufficient compensation for a violation of this Section, and that LecStar shall be entitled to injunctive relief from any court of competent jurisdiction for any such violation, in addition to, and not in any way limiting, any other rights that LecStar may have against Agent at law or in equity.

7.       NAME AND TRADEMARKS.

         Agent acknowledges and agrees that LecStar's trademarks, service marks, copyrights, logos, slogans and trade-names and all other intellectual property (collectively the "Trademarks") shall at all times remain the property of LecStar, that LecStar has title thereto, and that LecStar has the right to control the use of the Trademarks and to take all appropriate measures for their protection. Agent may not use the Trademarks except as specifically authorized by LecStar, and Agent shall cooperate fully with LecStar at LecStar's expense, in any actions against third parties in defense and protection of the Trademarks.

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8.       LIMITATION OF AGENT'S AUTHORITY.

         A. Agent shall tender quotations for Services to Prospects as prepared, issued and approved by LecStar. Any and all negotiations with prospects relating to price and/or terms and conditions of sales shall be conducted solely by LecStar.

         B. LecStar will be responsible for Customer billing and Customer support for the Services and shall be entitled to all revenues deriving therefrom.

         C. Agent shall have no authority to assume or create any obligation, express or implied, on behalf of LecStar or to represent LecStar in any capacity, except as expressly set forth in this Agreement or in specific written authorizations given from time-to-time by LecStar.

         D. The relationship between the Parties shall be solely that independent contractors, and nothing herein shall create or imply any other different relationship.


9.       NOTICES, REPORTING RELATIONSHIP.

         A. All notices required or permitted under this Agreement shall be in writing and shall be deemed given:

            1. when delivered in person or when a facsimile is received (provided that receipt is acknowledged in writing or originals are sent by mail or overnight delivery as provided below);

            2. five (5) days after being sent if sent by certified mail, return receipt requested; or,

            3. upon receipt if sent by a recognized overnight delivery service such as Federal Express, U.P.S., or DHL.

         B. All notices shall be sent postage prepaid and addressed as follows:

If to LecStar:                              If to Agent:
--------------                              -----------
LecStar Telecom, Inc.                       Name: Ben Treadway
4501 Circle 75 Parkway, Suite D-4210        Company: Inter-Tel Technologies
Atlanta, GA 30339                           Street: 3170 RepsMiller PL Bldg. 100
                                            Suite:  Ste 100
Attn:      Alternate Channel Sales          City: Norcross State: GA Zip: 30071
Phone:     404-659-9500                     Phone:  770-447-0707
Fax:       404-659-4900                     Fax:  770-840-2989
                                            SSN or Employee ID #:
                                            Tax ID #:  86-0220994

         C. The above addresses and contact information may be changed by either party with reasonable written notice to the other.

         D. For all purposes under this Agreement, Agent shall report to and take direction from the Alternate Channel Sales, at the address above, or its designee, unless and until otherwise notified by LecStar.

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10.      OTHER PROVISIONS.

         A. Governing Law: Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, exclusive of its rules respecting choice of law. Agent expressly agrees to abide by the determinations made by LecStar regarding any commission disputes and payments, and waives any rights it may have to challenge such determinations in a court of law, or by any other means; provided however, this waiver shall not prevent Agent from making any claim that LecStar failed to act in good faith in making a determination regarding the disposition of a commission dispute.

         B. Arbitration. The parties agree that any dispute, claim or controversy of whatever nature arising out of or relating to the negotiation, execution, performance or breach of this Agreement or any other dealings between them shall be resolved solely by arbitration before three panel members in proceedings conducted in Cobb County, Georgia before the American Arbitration Association in accordance with its Commercial Arbitration Rules. The decision of a majority of said panel members shall be deemed conclusive, final and binding upon the parties; and may be entered as the judgment of any court of competent jurisdiction. The parties shall execute all submission agreements and other documents authorizing the submission of said dispute to arbitration for a final determination and award. The arbitration panel shall be empowered to award attorney's fees and expenses of arbitration (including expert witness fees) to the prevailing party in any such arbitration.

         C. Assignment. This Agreement may not be transferred, assigned, or subcontracted by Agent without prior written consent of LecStar, which will not be unduly withheld.

         D. Remedies Cumulative. The remedies provided in this Agreement shall be cumulative, and the assertion by either party of any right or remedy shall not preclude the assertion by such party of any other rights or the seeking of any other remedies.

         E. Entire Agreement. Amendments: Waiver. This Agreement represents the entire agreement between Agent and LecStar and supersedes any prior or contemporaneous understanding or agreement with respect to the subject matter hereof. The compensation described herein for services provided by Agent under this Agreement represents the only compensation payable by LecStar and no other compensation of any kind shalt be paid for said services. The failure of either party to enforce any of the provisions of this Agreement or the waiver thereof in any instance shall not be construed as a general waiver or relinquishment on its part of any other provision, but the same shall nevertheless be and remain in full force and effect.

         F. Severability. The invalidity or unenforceability of any provision of this Agreement shall in no manner affect the validity or enforceability of any other provision hereof.

         G. Survival of Terms. Those terms and provisions of this Agreement that, by their nature, are intended to survive the termination or expiration of this Agreement, shall so survive. The foregoing includes, without limitation, in whole or in part as warranted, Sections 2, 3, 4, 6, 7, 8 and 10.

         H. Headings. The Section and paragraph headings used herein are intended to be descriptive only, and shall have no affect on the meaning or interpretation of the provisions of this Agreement.

         I. Interpretation. The terms and provisions hereof shall not be interpreted against the drafter regardless of any law or rule to the contrary, and regardless whether any term or provision is determined to be ambiguous or confusing. In the event of any conflict or inconsistency between the foregoing terms of this Agreement and a following Exhibit, the terms of the Exhibit shall be controlling.

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         IN WITNESS WHEREOF, the Parties provided below, have caused this
Agreement to be executed hereto, by their authorized signatures in the spaces below, to be executed as of the date and year last written.

LECSTAR TELECOM, INC.                      AGENT

/s/ MICHAEL BRITT                          /s/ BEN TREADWAY
-------------------------------------      -------------------------------------
Signature                                  Signature

MICHAEL BRITT                              BEN TREADWAY
-------------------------------------      -------------------------------------
Name (please print)                        Name (please print)

PRESIDENT AND CHIEF EXECUTIVE OFFICER      SENIOR VICE PRESIDENT
-------------------------------------      -------------------------------------
Title                                      Title

MARCH 27, 2001                             MARCH 26, 2001
-------------------------------------      -------------------------------------
Date                                       Date





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                                    EXHIBIT A

                                 AGENT TERRITORY
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Agent may market and sell LecStar services only in the State of Georgia where facilities are available.

Local Access Service and Local Access Calling Features may only be marketed and sold within the operating territories of BellSouth within the State of Georgia.

Agent's territory shall be updated periodically to include new areas as LecStar's facilities and interconnection operations permit.








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                                    EXHIBIT B

                          LECSTAR PRODUCTS AND SERVICES
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SERVICES AVAILABLE TO AGENT

Listed below are LecStar products and services for which Agent is currently eligible for compensation.


     BASIC SERVICES

     -  Local Access Business Lines

     -  Local Access Calling Features

     -  Switchless Long Distance Access



     ADVANCED SERVICES

     -  Dedicated T-1 with Switched Long Distance

     -  Point-to-Point High-Speed Data

     -  High Speed Internet Access

     -  Primary Rate ISDN Service

     -  Dedicated T-1 with Integrated Internet and Long Distance Access


Services that are eligible to Agent shall be expanded in an amendment to EXHIBIT B as new services become available.








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                                    EXHIBIT C

                                AGENT PROCEDURES
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ENHANCED SERVICES

     1) Agent Identifies Qualified Opportunity
          a) Completes Lead/Order Transmittal Form
          b) Establishes Preliminary Price Quote thru LecStar

     2) Agent Delivers Proposal/Service Order to Prospect
          a) Secures Customer Signature on Service Order
          b) Returns Service Order to LecStar

     3) LecStar Schedules/Conducts Site Survey
          a) Validates or Modifies Prospect Profile and Requirements
          b) Confirms Service Order or Submits Changes to Agent

     4) LecStar Enters Order and Secures Installation Date
          a) Schedules Installation with Customer
          b) Notifies Agent

     5) Installation Completed
          a) Quality of Service Tested
          b) Customer Signs Off
          c) Billing and Commission Cycle Begin

BASIC SERVICES

     1) Agent Identifies Qualified Opportunity
          a) Provides Customer with Price Quote

     2) Agent Delivers Proposal/Service Order to Prospect
          a) Secures Customer Signature on Service Order
          b) Returns Service Order to LecStar

     3) LecStar Enters Order and Secures Installation Date
          a) Schedules Installation with Customer
          b) Notifies Agent

     4) Installation Completed
          a) Billing and Commission Cycle Begins


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                                    EXHIBIT D

                          AGENT QUALIFICATION CRITERIA
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1)  Agent shall maintain the ability to add value to the sales and marketing process through assisting Prospects identify and implement solutions that improve telecommunications functionality, and/or price-performance improvements.

2) Agent shall maintain the ability to conduct effective site surveys for the purpose of accurately determining LecStar service requirements based on the Prospect's application requirements, current and planned network configurations and customer premise equipment.

3) Agent shall maintain qualification and good standing status in one or more of the following authorized Value Added Reseller or Authorized Agent programs or the equivalent in the sole opinion of LecStar:

          -  Microsoft
          -  Novell
          -  Hewlett-Packard
          -  Cisco Systems
          -  Nortel Networks (Bay Networks)
          -  3Com
          -  Lucent Technologies /Ascend / Cascade
          -  Compaq / Digital Equipment
          -  Apple Computer
          -  IBM
          -  BellSOUTH
          -  GTE/Verizon
          -  Sprint United
          -  Other LEC

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                                    EXHIBIT E

                               AGENT COMPENSATION
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         Local Business Lines (1-FB)

               o  50% of 1st Month's Scheduled Recurring Subscriber Line Charges

               o  10% of Subsequent Monthly Recurring Subscriber Line Charges

               o  Paid for Life of Contract

         Switched Long Distance

               o 10% of Monthly Long Distance Charges Associated with 1FB Subscription

               o  Paid for Life of 1-FB Contract

         Dedicated Internet Access

               o  30% of 1st Month's Scheduled Recurring Subscriber Line Charges

               o  08% of Subsequent Monthly Recurring Subscriber Line Charges

               o  Paid for Life of Contract

         Dedicated Long Distance

               o  08% of Monthly Long Distance Charges

               o  Paid for Life of Contract







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